SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 12, 2006

Games, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware	000-33345	75-2926440
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

425 Walnut Street, Suite 2300, Cincinnati, Ohio  45202

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code:  (513) 721-3900

N/A

(Former name or former address, if changed since last report)

Item 8.01 Other Events.

On April 12, 2006, Games, Inc. issued a press release announcing that they have reached a mutual and global settlement of all outstanding litigation with Atari, Inc. and Hasbro.  The press release is attached hereto as Exhibit 99.1 and is incorporated in this Report as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

1.  Financial statements: None.

2.  Pro forma financial information: None.

3.  Exhibits:

99.1 Press release dated April 12, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GAMES, INC.

By: /s/Roger W. Ach, II

Roger W. Ach, II

President and Chief Executive Officer

Date: April 24, 2006